Other long-term payables	12 Months Ended
Dec. 31, 2025
Other long term payables [Abstract]
Disclosure of other long term payables [Text Block]
6.4. OTHER LONG-TERM PAYABLES
This heading mainly includes:
•Participating loans accruing interest granted by Spain’s Central Government to Autovía de Aragón concession in the Highways business line, of which EUR 57 million at December 31, 2024 has been reclassified as short-term debt in 2025.
•Debt owed by Dalaman International Airport to the administration for the concession fee, which amounted to EUR 231 million in the long term at the year-end (EUR 247 million at December 31, 2024).
•Contractual payments to the Department of Transportation in Virginia under the concession agreement on the I-66 project related to the transit funding payment and the support for corridor improvement, which amounted to EUR 841 million (EUR 915 million at December 31, 2024).